                                                                    EXHIBIT 10.1

                        WAIVER AND AMENDMENT AGREEMENT


      THIS WAIVER AND AMENDMENT AGREEMENT (this "Agreement") is entered into on
                                                 ---------
September 23, 1998 among Medical Resources, Inc. (the "Company") and the
                                                       -------
institutional investors party hereto (the "Purchasers").  The Purchasers are
                                           ----------
collectively the holders of $52,000,000 in aggregate principal amount of the Company's 7.77% Senior Notes due February 20, 2005 (the "7.77 Notes") issued
                                                         ----------
pursuant to a Note Purchase Agreement dated as of February 20, 1997 (the "February Note Agreement"), $20,000,000 in aggregate principal amount of the
------------------------
Company's 8.10% Senior Notes due February 20, 2005 (the "8.10% Notes") and
                                                         -----------
$6,000,000 in aggregate principal amount of the Company's 8.01% Senior Notes due February 20, 2005 (the "8.01% Notes" and together with the 7.77% Notes and the
                        -----------
8.10% Notes, the "Notes") issued pursuant to a Note Purchase Agreement dated as
                  -----
of June 26, 1997 (the "June Note Agreement" and together with the February Note
                       -------------------
Agreement, the "Note Agreements").  Capitalized terms not otherwise defined in
                ---------------
this Agreement have the meanings given therefor in the Note Agreements.

      The Company has advised the Purchasers that it is not currently in compliance with certain of its covenants set forth in the Note Agreements and that it is or may be obligated to make payments in connection with its Repurchase Obligations (as defined in Section 2(6) below) which, if made, would constitute Restricted Payments not permitted under paragraph 6B of the Note Agreements. The Company has requested that the Purchasers waive the Company's covenant defaults through the date hereof, waive any default under paragraph 6B of the Note Agreements as a result of it making such Restricted Payments and to otherwise amend certain of its financial covenants. The Purchasers are willing to do so on the terms and conditions of this Agreement.

      NOW, THEREFORE, the parties agree:

      1. WAIVERS. Subject to the delivery by the Company of the items set forth in Section 4, the Purchasers hereby waive:

      (1) all Defaults and Events of Default under the Note Agreements arising out of the Company's failure to comply with its covenants set forth in paragraphs 5 and 6 thereof occurring prior to the date hereof provided such
                                                              --------
waiver shall not constitute a waiver of any Default or Event of Default occurring or continuing on or after the date hereof under the Note Agreements, after giving effect to the amendments contemplated hereby, the Waiver granted by the Purchasers on June 25, 1998 and the Consent granted by the Purchasers on August 12, 1998.

      (2) any Make Whole Amount which would otherwise be due pursuant to paragraph 4A of the Note Agreements as a result of the prepayment of principal required under Section 4(1) and any requirement under the Note Agreements that such prepayment of principal be applied against the Company's obligation to make scheduled payments of principal on the Notes other than in accordance with such
Section 4(1).

      2. AMENDMENT TO NOTE AGREEMENTS. Subject to the delivery by the Company of the items set forth in Section 4, the Note Agreements are hereby amended:

      (1)  Interest Rate.
           -------------

      (a) From and after July 25, 1998, the 7.77% Notes shall bear interest on the unpaid principal balance at the annual rate of 8.8969%, the 8.10% Notes shall bear interest on the unpaid principal balance at the annual rate of 9.2269% and the 8.01% Notes shall bear interest at the annual rate of 9.1369% and each of the Notes shall bear interest on overdue principal, overdue Make Whole Amount and, to the extent permitted by law, overdue interest at a rate which is 200 basis points over the then applicable rate of interest under such Note for principal not overdue. From and after August 20, 1998, accrued interest on the Notes will be due and payable monthly in arrears on the 20th day of each month commencing September 20, 1998.

      (b) If the aggregate amount of cash payments by the Company or its Restricted Subsidiaries on the Contingent Obligations (as defined in Section 2(6)) made between June 30, 1998 and (i) December 31, 1998 exceeds $4,000,000,
(ii) March 31, 1999 exceeds $6,000,000, or (iii) June 30, 1999, exceeds $8,000,000 (such amounts being "Target Amounts"), the annual rate of interest on
                                --------------
the Notes (as previously adjusted pursuant to subparagraph (a) of this Section 2(1)) shall be increased by an additional 50 basis points from and after the date on which the applicable Target Amount is first exceeded, provided, if the
                                                              --------
interest rate on the Notes has been increased as a result of cash payments on the Contingent Obligations exceeding the Target Amounts during the period ending December 31, 1998 or during the period ending March 31, 1999 but at June 30, 1999 the aggregate amount of cash payments on the Contingent Obligations from June 30, 1998 through June 30, 1999 does not exceed $8,000,000 for such period, the annual rate of interest on the Notes shall be reduced from and after June 30, 1999 to 15 basis points over the interest rates set forth in subparagraph
(a) of this Section 2(1).

      (2) Calculation of Make Whole Amount.  Notwithstanding the increase in
          --------------------------------
interest rates provided for in Section 2(1), the amount of interest which would have accrued on Called Principal if such Called Principal were not paid prior to its scheduled due date for the purposes of determining the Make Whole Amount due on any prepayment or acceleration of the Notes shall be calculated using the interest rates set forth in the Note Agreements prior to this Agreement.

      (3) Reporting.  The following clause (x) is added to paragraph 5A:
          ---------

           "(x) promptly, but not later than 20 days following the end of each calendar month, a cash flow report for such month accompanied by a reconciliation of the actual versus projected cash flows and promptly, but not later than the seventh day following the end of each second week through September 30, 1998, a cash flow report for such biweekly period."

      (4) Financial Covenants.  Paragraphs 6A(2), 6A(3) and 6A(4) are deleted
          -------------------
and the following substituted therefor:

           "6A(2) INTEREST EXPENSE COVERAGE. As of the last day of any fiscal quarter ending on or after September 30, 1998, the ratio of (a) Consolidated EBITA to (b) Consolidated Interest Expense, for the three most recently ended fiscal quarters taken as a single accounting period in the case of the quarter ended September 30, 1998 and, thereafter, for the four most recently ended fiscal quarters taken as a single accounting period, shall not be less than the ratio specified below for such fiscal quarter:

          Fiscal Quarters Ending                 Ratio
          ----------------------                 -----

          September 30, 1998                  1.43 to 1.00

          December 31, 1998                   1.56 to 1.00

          March 31, 1999                      1.82 to 1.00

          June 30, 1999                       2.02 to 1.00

          September 30, 1999                  2.20 to 1.00

          December 31, 1999 and any
          fiscal quarter ending thereafter    2.25 to 1.00

          6A(3)  LIMITATION ON CONSOLIDATED TOTAL DEBT.

          (a) The Company shall not permit on, or at any time from and after the date hereof through, September 30, 1998, Total Debt to exceed 54.02% of Consolidated Total Capitalization.

          (b) The Company and the Restricted Subsidiaries shall not incur, create, issue, assume, guarantee or otherwise become liable in respect of any Debt after September 30, 1998 unless (i) no Default or Event of Default exists immediately before or immediately after the incurrence of such Debt or would otherwise reasonably be expected to result therefrom; and (ii) immediately after giving effect to the incurrence of such Debt on a pro forma basis, Total Debt does not exceed the applicable percentage set forth below of Consolidated Total Capitalization determined as of the most recent fiscal quarter end:

---------------------------------------------------------------------
        DATE DEBT IS INCURRED          PERCENTAGE OF CONSOLIDATED
        ---------------------             TOTAL CAPITALIZATION
                                       ---------------------------
---------------------------------------------------------------------
 On or after September 30, 1998 but                          54.02%
 prior to December 31, 1998
---------------------------------------------------------------------
 On or after December 31, 1998 but                           51.62%
 prior to March 31, 1999
---------------------------------------------------------------------
 On or after March 31, 1999 but                              50.61%
 prior to June 30, 1999
---------------------------------------------------------------------
 On or after June 30, 1999 but prior                         49.50%
 to September 30, 1999
---------------------------------------------------------------------
 On or after September 30, 1999 but                          48.29%
 prior to December 31, 1999
---------------------------------------------------------------------
 On or after December 31, 1999 but                           47.04%
 prior to March 31, 2000
---------------------------------------------------------------------
 On or after March 31, 2000                                  52.50%
---------------------------------------------------------------------

          For the purposes of this PARAGRAPH 6A(3): (i) the outstanding Debt of any Person which becomes a Restricted Subsidiary after June 30, 1998 shall be deemed to have been incurred at the time it becomes a Restricted Subsidiary; (ii) if any outstanding Debt of the Company owned by a Restricted Subsidiary or any outstanding Debt of a Restricted Subsidiary owned by the Company or another Restricted Subsidiary is sold or otherwise transferred to a Person who is not the Company or a Restricted Subsidiary, such Debt shall be deemed to have been incurred on the date of such sale or transfer; (iii) any Debt which is extended, renewed or refunded or refinanced after the Closing Date shall be deemed incurred on the date of such extension, renewal, refunding or refinancing; (iv) in making any determination of Consolidated Total Capitalization, any payments made by the Company in satisfaction of its obligations to Presgar and Grajo/Bleggi set forth on SCHEDULE 10B (other than payments made through the issuance of capital stock of the Company) shall be deemed to have been made by the issuance of shares of the Company's common stock, regardless of the actual manner of payment; and (v) if the Company is able to defer the due date of any of the Debt set forth on SCHEDULE 10B due RGC International LTD or to Presgar to a date after December 31, 1998, then the amount of any such deferred Debt shall not be included in the determination of Total Debt through the sooner of the date such Debt becomes due or September 30, 1999.

          6A(4)  LIMITATION ON PRIORITY DEBT.

          (a) The Company shall not permit on, or at any time after the date hereof through September 30, 1998, Priority Debt to exceed 39.74% of Consolidated Net Worth.

          (b) The Company and the Restricted Subsidiaries shall not incur, create, issue, assume, guarantee or otherwise become liable in respect of any Priority Debt after September 30, 1998 unless (i) no Default or Event of Default exists immediately before or immediately after the incurrence of such Priority Debt or would otherwise reasonably be anticipated to result therefrom; (ii) such Priority Debt is used solely to acquire fixed assets after September 30, 1998 and is incurred at the time of such acquisition or within 180 days following such date or is a renewal, refunding or refinancing of such Priority Debt provided the principal amount of such Priority Debt is not increased or the maturity thereof accelerated; (iii) any Lien securing such Priority Debt is confined solely to the fixed assets acquired with such Priority Debt, secures only the purchase price for such fixed assets and the Priority Debt secured thereby does not exceed the lesser of the fair market value or the purchase price of such fixed assets;
     (iv) the aggregate amount of Priority Debt of the Company and its Restricted Subsidiaries incurred after June 30, 1998 does not exceed $10,000,000 and (v) immediately after giving effect to the incurrence of such Debt on a pro forma basis, Priority Debt does not exceed the applicable percentage set forth below of Consolidated Net Worth determined as of the most recent fiscal quarter end:

--------------------------------------------------------------------
        DATE DEBT IS INCURRED          PERCENTAGE OF CONSOLIDATED
-------------------------------------           NET WORTH
                                       ---------------------------
--------------------------------------------------------------------
 On or after September 30, 1998 but                          39.74%
 prior to December 31, 1998
--------------------------------------------------------------------
 On or after December 31, 1998 but                           36.25%
 prior to March 31, 1999
--------------------------------------------------------------------
 On or after March 30, 1999 but                              33.81%
 prior to June 30, 1999
--------------------------------------------------------------------
 On or after June 30, 1999 but prior                         31.35%
 to September 30, 1999
--------------------------------------------------------------------
 On or after September 30, 1999 but                          28.91%
 prior to December 31, 1999
--------------------------------------------------------------------

      --------------------------------------------------------------------
       On or after December 31, 1999 but                           26.57%
       prior to March 31, 2000
      --------------------------------------------------------------------
       On or after March 31, 2000                                  24.51%
      but prior to June 30, 2000
      --------------------------------------------------------------------
       On or after June 30, 2000 but prior                         22.54%
       to September 30, 2002
      --------------------------------------------------------------------
       On or after September 30, 2002                              20.00%
      --------------------------------------------------------------------


          For the purposes of this PARAGRAPH 6A(4): (i) the outstanding Debt of any Person which becomes a Restricted Subsidiary after June 30, 1998 shall be deemed to have been incurred at the time it becomes a Restricted Subsidiary; (ii) if any outstanding Debt of the Company owned by a Restricted Subsidiary or any outstanding Debt of a Restricted Subsidiary owned by the Company or another Restricted Subsidiary is sold or otherwise transferred to a Person who is not the Company or a Restricted Subsidiary, such Debt shall be deemed to have been incurred on the date of such sale or transfer; (iii) any Debt which is extended, renewed, refunded, refinanced after the Closing Date shall be deemed incurred on the date of such extension, renewal, refunding or refinancing; and (iv) in making any determination of Consolidated Total Capitalization, any payments made by the Company in satisfaction of its obligations to Presgar and Grajo/Bleggi set forth on SCHEDULE 10B (other than payments made through the issuance of capital stock of the Company) shall be deemed to have been made by the issuance of shares of the Company's common stock, regardless of the actual manner of payment.

          (c) Notwithstanding the foregoing, if prior to December 31, 1999 the Company has obtained and thereafter maintains a ratio of (a) Consolidated EBITA to (b) Consolidated Interest Expense, for the four most recently ended fiscal quarters taken as a single accounting period, of not less than
     2.50 to 1.00; and after incurrence thereof, Priority Debt does not exceed 20% of Consolidated Net Worth as at the most recent fiscal quarter end, the Restricted Subsidiaries may incur up to $5,000,000 in the aggregate of Priority Debt in addition to that permitted under SUBPARAGRAPH (A) of this PARAGRAPH 6A(4) provided: (a) no Default or Event of Default exists
                      --------
     immediately before or immediately after the incurrence of such additional Priority Debt or would otherwise reasonably be anticipated to result therefrom; (b) such Priority Debt is used solely for working capital purposes; (c) any Lien securing such Priority Debt is solely on assets acquired by such Restricted Subsidiary after December 31, 1999; and (d) such Priority Debt is not directly or indirectly Guaranteed by the Company."

     (4) Capital Expenditures.  The following paragraph 6A(5) is added:
         --------------------

          "6A(5) CAPITAL EXPENDITURES. The Company will not incur aggregate capital expenditures in excess of $4,000,000 during the period July 1, 1998 through December 31, 1998."

     (5) Additional Covenants.  The following paragraph 6E is added to the Note
         --------------------
Agreements:

          "6E.  ADDITIONAL COVENANTS

          6E(1). EQUITY RELATED PAYMENTS. The Company will not after July 31, 1998, whether in connection with the issuance of Equity Interests in consideration for an Acquisition, for the raising of capital or otherwise, enter into or become obligated in respect of any price protection agreements, repurchase or redemption obligations, or any penalty payments in respect of any Equity Interests as a result of a failure of the Company to register (or to timely register) such Equity Interests under the Securities Act or any other similar obligations, in each case, which are
     or might be payable in cash.   The Company will not after July 31, 1998
     enter into any amendment of the Repurchase Obligations or the Contingent Obligations which would increase the aggregate amounts due thereunder which are, or might be required to be, paid in cash.

          6E(2). USE OF PROCEEDS OF SALES OF UNRESTRICTED SUBSIDIARIES. The Company will, after payment of usual and customary transaction costs and expenses and repayment of obligations of StarMed Staffing, Inc. required by the terms of the Stock Purchase Agreement among the Company, RehabCare Group, Inc. and Healthcare Staffing Solutions, Inc. dated as of July 8, 1998 (the "Stock Purchase Agreement") use the amounts received (or to be
                ------------------------
     received) by the Company thereunder only to pay those obligations set forth on SCHEDULE 6E(2) and for working capital purposes."

          6E(3). UPDATING OF REPRESENTATIONS AND WARRANTIES. On or before November 15, 1998, the Company will provide each Holder with an Officers' Certificate to the effect that, subject to the disclosure schedules attached to the June Note Agreement and the updated disclosure schedules attached to such Officers' Certificate, each of the representations and warranties set forth in paragraph 8B, 8D, 8E, 8G, 8H, 8K, 8M, 8N, 8O, 8Q and 8S of the Note Agreements are true and correct in all material respects on and as if made as of the date thereof.

     (6)  Definitions.
          -----------

          (a) The following definitions to the Note Agreements are amended and restated as follows:

          "CONSOLIDATED EBITA" means for any period the amount of which is to be determined, Consolidated Net Income for such period plus (but only to the extent such amounts were included in the computation of Consolidated Net Income and without duplication) (i) Consolidated Interest Expense, (ii) income tax expense (including deferred income tax expense in each case),
     (iii) amortization expense of the Company and its Restricted Subsidiaries for such period, (iv) minority interest, (v) the aggregate amount of charges associated with (A) ongoing expenses and/or charges related to litigation commenced against the Company prior to January 1, 1998, but excluding such expenses paid in cash after the date hereof in excess of $1,000,000, in the aggregate (to the extent of such excess) (reduced by any insurance proceeds paid to the Company in respect of such expenses), (B) closings or dispositions, publicly announced prior to August 1, 1998, of Company facilities, but excluding expenses paid in cash in excess of $1,500,000 in the aggregate, to the extent of such excess, (C) aggregate penalty payments not exceeding $2,520,000 (exclusive of interest) incurred as a result of the failure of the Company to timely fulfill its registration obligations with respect to the shares of the Company's common stock into which the Company's preferred stock issued to RGC International LTD is convertible, as set forth on SCHEDULE 10B; (D) stock option-based compensation relating to employee stock options granted on or before December 31, 1997 and (E) charges associated with the issuance of the Warrants, less (but only to the extent included in the computation of Consolidated Net Income) any gain recognized by the Company associated with the sale of stock of certain of its Unrestricted Subsidiaries pursuant to the Stock Purchase Agreement, such amounts being determined in each case on a consolidated basis in accordance with GAAP.

          "RESTRICTED PAYMENTS" means the declaration, payment or making, directly or indirectly, of any dividend, payment or other distribution on or in respect of any Equity Interest of the Company or any Restricted Subsidiary (other than the payment of a dividend, payment or other distribution to the Company or Wholly-Owned Restricted Subsidiary or the setting apart of any funds or property therefor, or the making of any payment on account of the purchase, redemption, retirement or other acquisition, direct or indirect, of any Equity Interest of the Company or any Restricted Subsidiary (other than any such Equity Interest owned by the Company or a Wholly-Owned Restricted Subsidiary) including without limitation, (x) the forgiveness or foreclosure by the issuer of any Debt secured by a pledge of such capital stock, (y) any purchase, redemption or other acquisition or retirement for value prior to any scheduled maturity, any scheduled prepayment of principal or any scheduled sinking fund payment or, in any event, during the continuance of any Default, or Event of Default of any Debt that is subordinated in right of payment to the Notes and (z) cash payments after June 30, 1998 in excess of $1,000,000 in the aggregate (net of any insurance proceeds paid to the Company in respect thereof) in respect of shareholder litigation. The Repurchase Obligations shall not constitute Restricted Payments

          (b) The following definitions are added to the Note Agreements in the appropriate alphabetical order:

          "CONTINGENT OBLIGATIONS" means any and all obligations of the Company or a Restricted Subsidiary, other than the Repurchase Obligations, which pursuant to the terms of such obligations may be or could have been satisfied by the Company or such Restricted Subsidiary by the issuance of Equity Interests (even if such ability was conditioned upon the Company having in effect a registration statement for such Equity Interest or such Equity Interest having a minimum trading price) and (but without duplication) the aggregate amount of cash paid by the Company or a Restricted Subsidiary after July 31, 1998 to any Person in respect of a penalty for failing to have a registration statement under the Securities Act in effect for the benefit of such Person.

          "REPURCHASE OBLIGATIONS" means the obligations of the Company to Capstone, Novick/Rossi and O'Connor/San Jose and set forth on SCHEDULE 10B to repurchase or redeem shares of its Common Stock issued in connection with Acquisitions, whether or not now represented by a promissory note, up to an aggregate amount of $9,500,000, inclusive of any interest, premium or penalties due in connection therewith.

          "WARRANTS" means the Warrants for an aggregate of 375,000 shares of the Company's common stock, $.01 par value per share issued to the Purchasers on September 23, 1998.

     (7) Exhibits.  SCHEDULE 10B in the form of EXHIBIT A to this Agreement is
         --------
added to the Note Agreement.

     3.   REPRESENTATIONS AND WARRANTIES.

     (1) Subject to the disclosure schedules attached to the June Note Agreement, each of the representations and warranties set forth in paragraphs 8A and 8F of the Note Agreements are true and correct in all material respects on and as if made as of the date hereof and after giving effect to the transactions contemplated by this Agreement.

     (2) Except for the Contingent Obligations and the Repurchase Obligations (as such terms are defined in Section 2 (6)) set forth on Exhibit A, the Company
                                                         ----------
does not have any repurchase or redemption obligations, price protection obligations or penalty obligations relating to any Equity Interests or any obligation to register any Equity Interests. Exhibit A accurately sets forth
                                              ---------
the financial obligations of the Company in respect of its Contingent Obligations and Repurchase Obligations as of the date hereof.

     (3) Since June 30, 1998, neither the Company nor any of the Restricted Subsidiaries has incurred any Debt.

     (4) The Company has furnished the Purchasers with the audited balance sheet of the Consolidated Group dated as of December 31, 1997 and the related statements of operations, cash flows and stockholders' equity for the 12 months ended on such date and the unaudited balance sheet of the Company as of June 30, 1998 and the related statement of operations, cash flows and stockholders' equity for the six months ended on such date. The audited financial statements fairly present in all material respects the financial condition of the Consolidated Group and the results of its operations and cash flows for the respective periods specified thereby and the unaudited financial statements fairly present in all material respects the assets and liabilities of the Company as of the date thereof. The financial statements have been prepared in accordance with GAAP, consistently applied throughout the periods involved except as set forth in the notes thereto. Since June 30, 1998, there have been no developments or changes affecting the business, assets, liabilities, condition (financial or otherwise) of the Company or any Restricted Subsidiary which has had or is reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.

     (5) As of the date hereof, the Company has no direct or indirect equity or beneficial ownership in any Unrestricted Subsidiary.

     4. DELIVERIES. Concurrently with the execution and delivery of this Agreement by the Company, the Company shall deliver to the Purchasers:

     (1) Principal Prepayment  By wire transfer of immediately available funds
         --------------------
in accordance with the instructions set forth on Exhibit A to the Note Agreements, a prepayment of principal of the Notes, without Make Whole Amount, in the aggregate amount of $2,000,000. Such prepayment of principal is to be allocated among the Purchasers in proportion to the aggregate principal amount of the Notes held by each. Each Purchaser agrees to apply such prepayment of principal to the scheduled payment of principal due on February 20, 2001. The parties hereto acknowledge that such payment is to be made from the Escrow Funds (as such term is defined in the Escrow Agreement, dated as of August 14, 1998, by and between the Company, IBJ Schroder Bank & Trust Company, as Escrow Agent (the "Escrow Agent"), and the Purchasers (the "Escrow Agreement"). The Company
      ------------                             ----------------
and the Purchasers shall provide the Escrow Agent with joint written instructions in the form of Exhibit B hereto in order to effect such payment.

     (2) Restructuring Fee.   By wire transfer of immediately available funds in
         -----------------
accordance with the instructions set forth on Exhibit A to the Note Agreements, a restructuring fee in the aggregate amount of $500,000. Such restructuring fee is to be allocated among the Purchasers in proportion to the aggregate principal amount of the Notes held by each.

     (3) Warrants.  Warrants in the form attached as EXHIBIT C  for an aggregate
         --------                                    ---------
of 375,000 shares of the Company's common stock, $.10 par value per share. Such Warrants are to be allocated among the Purchasers in proportion to the aggregate principal amount of the Notes held by each. Each Purchaser's Warrants shall be registered in such Purchaser's name or the name of its nominee as specified in Exhibit A to the Note Agreements.

     (4) Registration Rights Agreement.  An executed Registration Rights
         -----------------------------
Agreement in the form of EXHIBIT D.
                         ---------

     (5) Allonges to Notes.  An executed allonge to such Purchaser's Note(s) in
         -----------------
the form of EXHIBIT E.
            ---------

     (6) Opinion of Counsel. An opinion of Wilkie, Farr & Gallagher as to (i)
         ------------------
the legal existence and corporate power and authority of the Company, (ii) the due authorization, execution, delivery and enforceability of this Agreement, the Warrants, the Registration Rights Agreement and the Allonges, (iii) the absence of conflicts with or creation of liens under applicable law in connection therewith and (iv) the absence of any required governmental consents in connection therewith, in form and substance satisfactory to the Purchasers.

     (7) Payment of Expenses.  All Expenses, including those of Special Counsel,
         -------------------
as set forth in invoices delivered to the Company prior to the date hereof shall have been paid in full.

     (8) Interest Payment.  Except to the extent previously paid, by wire
         ----------------
transfer of immediately available funds in accordance with the instructions set forth on Exhibit A to the Note Agreements, interest accrued on each Note from February 20, 1998 through August 20, 1998 reflecting the increase in interest rate provided for in Section 2(1) and the accrued monthly interest on the Notes due September 20, 1998.

     (9) Warrant Valuation.  The amendments to the financial covenants set forth
         -----------------
in Section 2(4) of this Agreement have been agreed to on the express understanding that the value of the Warrants as of the date of issuance will be $500,000. If the value of the Warrants on such date is materially different from $500,000, the parties agree that the financial covenants set forth in 2(4) of this Agreement will be appropriately adjusted to reflect the actual valuation of the Warrants on such date.

     5. NO OTHER WAIVERS. Except as expressly set forth herein or as previously amended, the Note Agreements shall continue in full force and effect without alteration or amendment and except as expressly set forth herein no other waiver of any Default or Event of Default is hereby granted.

     6. GOVERNING LAW. THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK).

     7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     This Agreement is executed under seal as of the date first above written.

                                       MEDICAL RESOURCES, INC.

                                       By: /s/ Christopher J. Joyce
                                          ---------------------------------
                                           Title: Senior Vice President - Legal
                                                  Affairs and Administration

                                       Purchasers under the February
                                       Note Agreement:

                                       JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Stephen J. Blewitt
                                          ---------------------------------
                                            Name: Stephen J. Blewitt
                                            Title:  Senior Investment Officer

                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Stephen J. Blewitt
                                          ---------------------------------
                                            Name: Stephen J. Blewitt
                                            Title:  Senior Investment Officer

                                       INVESTORS PARTNER LIFE INSURANCE
                                       COMPANY

                                       By: /s/ Stephen J. Blewitt
                                          ---------------------------------
                                            Name: Stephen J. Blewitt
                                            Title:  Senior Investment Officer

                                       Mellon Bank, N.A., solely in its capacity as Trustee for The Long Term Investment Trust, (as directed by John Hancock Mutual Life Insurance Company), and not in its individual capacity

                                       By: /s/ Bernadette Rist
                                          ---------------------------------
                                            Name: Bernadette Rist
                                            Title: Authorized Signatory


                                       AUSA LIFE INSURANCE COMPANY, INC.

                                       By: /s/ Gregory W. Theobald
                                          ---------------------------------
                                            Name: Gregory W. Theobald
                                            Title: V.P. and Asst. Secretary

                                       LIFE INVESTORS INSURANCE COMPANY
                                       OF AMERICA

                                       By: /s/ Gregory W. Theobald
                                           ------------------------------
                                            Name: Gregory W. Theobald
                                            Title: V.P. and Asst. Secretary

                                       GREAT AMERICAN LIFE INSURANCE
                                       COMPANY

                                       By: /s/ Mark F. Muething
                                           ------------------------------
                                            Name: Mark F. Muething
                                            Title: Senior Vice President

                                       GREAT NORTHERN INSURED ANNUITY
                                       CORPORATION

                                       By: /s/ Jon M. Lucia
                                           ------------------------------
                                            Name: Jon M. Lucia
                                            Title: Vice President

                                       AMERICAN BANKERS INSURANCE COMPANY
                                       OF FLORIDA

                                       By: /s/ Robert L. Kisiel
                                           ------------------------------
                                            Name: Robert L. Kisiel
                                            Title: Director of Investments

                                       COVA FINANCIAL SERVICES LIFE INSURANCE
                                       COMPANY

                                       By:  CONNING ASSET MANAGEMENT
                                             COMPANY

                                       By: /s/ Laura R. Caro
                                           ------------------------------
                                            Name: Laura R. Caro
                                            Title: Senior Vice President

                                       HARE & CO. (with respect to Senior Note
                                       N12 as nominee of Lincoln National Life
                                       Insurance Company)

                                       By: /s/ Donna Steineman
                                           ------------------------------
                                            Name: Donna Steineman
                                            Title: Asst. Vice President

                                       Purchasers under the June Note Agreement:

                                       JOHN HANCOCK MUTUAL LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Stephen J. Blewitt
                                           ------------------------------
                                            Name: Stephen J. Blewitt
                                            Title: Senior Investment Officer

                                       JOHN HANCOCK VARIABLE LIFE
                                       INSURANCE COMPANY

                                       By: /s/ Stephen J. Blewitt
                                           ------------------------------
                                            Name: Stephen J. Blewitt
                                            Title: Senior Investment Officer

                                       GREAT NORTHERN INSURED ANNUITY
                                       CORPORATION

                                       By: /s/ Jon M. Lucia
                                           ------------------------------
                                            Name: Jon M. Lucia
                                            Title: Vice President



                                       OCCIDENTAL LIFE INSURANCE
                                       COMPANY OF NORTH CAROLINA

                                       By:  CONNING ASSET MANAGEMENT

                                       By: /s/ Laura R. Caro
                                           ------------------------------
                                            Name: Laura R. Caro
                                            Title: Senior Vice President

                                       PENINSULAR LIFE INSURANCE CO.

                                       By:  CONNING ASSET MANAGEMENT

                                       By: /s/ Laura R. Caro
                                           ------------------------------
                                            Name: Laura R. Caro
                                            Title: Senior Vice President

                                       EXECUTIVE RISK INDEMNITY INC.

                                       By: /s/ Laura R. Caro
                                           ------------------------------
                                            Name: Laura R. Caro
                                            Title: Senior Vice President